UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2024

ARMADA HOFFLER PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Central Park Avenue		,	Suite 2100
Virginia Beach	,	Virginia		23462
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHH	New York Stock Exchange
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AHHPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2024, Louis S. Haddad informed the board of directors (the “Board”) of Armada Hoffler Properties, Inc. (the “Company”) of his decision to resign from his position as President, effective immediately. Concurrently with Mr. Haddad’s resignation, and pursuant to a preexisting succession plan, the Board appointed Shawn J. Tibbetts to the position of President, in addition to his current position as the Chief Operating Officer of the Company. Mr. Haddad will remain the Chief Executive Officer of the Company and a member of the Board.

Mr. Tibbetts’ full biographical information, business experience and compensation are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2023. The Board did not make any changes to Mr. Tibbetts’ compensatory arrangements in connection with his appointment as President.

Mr. Tibbetts is a party to the Company’s standard form of indemnification agreement, as filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 5, 2022. Further, Mr. Tibbetts is a participant in the Armada Hoffler, L.P. Amended and Restated Executive Severance Benefit Plan, filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K, filed with the SEC on February 25, 2020.

No family relationship exists between Mr. Tibbetts and any of the Company’s directors or executive officers. There are no related-party transactions in which Mr. Tibbetts or any of his immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01     Regulation FD Disclosure

On February 15, 2024, the Company issued a press release announcing the resignation of Mr. Haddad as President and the appointment of Mr. Tibbetts. A copy of the press release is attached hereto as Exhibit 99.1 to this report and is incorporated in this Item 7.01 by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 15, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Date: February 16, 2024	By:	/s/ Matthew T. Barnes-Smith

Matthew T. Barnes-Smith
Chief Financial Officer, Treasurer, and Corporate Secretary